Exhibit 10.1

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT (this “Agreement”), effective as of the 23rd day of December 2014, is by and between UNITED BANK, a Virginia banking corporation (the “Bank”); and VERSAR, INC., a Delaware corporation, GEOMET TECHNOLOGIES, LLC, a Maryland limited liability company, VERSAR INTERNATIONAL, INC., a Delaware corporation, formerly known as VIAP, Inc., CHARRON CONSTRUCTION CONSULTING, INCORPORATED, a Virginia corporation, GEO-MARINE, INC., a Texas corporation and J.M. WALLER ASSOCIATES, INC., a Virginia corporation (individually and collectively, the “Borrower”).

WITNESSETH THAT:

WHEREAS, the Borrower and the Bank are parties to a certain Second Amended and Restated Loan and Security Agreement dated June 30, 2014 (as modified by a certain First Modification Agreement dated as of July 1, 2014, the “Loan Agreement”); and

WHEREAS, the parties hereto desire to modify the terms of the Loan Agreement.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            The Loan Agreement is hereby modified as follows:

(a)                Section VI(A)(3) is hereby replaced in its entirety with the following:

(3) Liabilities to Tangible Net Worth. The ratio of Versar’s and its Consolidated Subsidiaries’ Total consolidated Liabilities to its Tangible Net Worth will not, as of the end of each fiscal quarter, exceed 2.50 to 1.00.

(b)               Section VI(A)(4) is hereby replaced in its entirety with the following:

(4) Minimum Tangible Net Worth. Versar’s and its Consolidated Subsidiaries’ consolidated Tangible Net Worth will not, as of the end of each fiscal quarter, be less than $13,500,000.00.

2.            The other “Loan Documents”, as defined in the Loan Agreement, are hereby modified to the extent necessary to carry out the purposes of this Agreement.

3.            The Borrower shall pay the Bank’s modification fee, in the amount of $1,000.00, and the Bank’s legal fees, in the amount of $480.00, as part of this modification.

4.            The Borrower hereby acknowledges and agrees that, as of the effective date hereof, there are no set-offs or defenses against the Loan Agreement or the other Loan Documents.

5.            The parties to this Agreement do not intend that this Agreement be construed as a novation of the Loan Agreement or any of other Loan Documents.

6.            Except as hereby expressly modified, the Loan Agreement shall otherwise be unchanged, shall remain in full force and effect, and are hereby expressly approved, ratified and confirmed.

7.            This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

WITNESS the following signatures and seals.

UNITED BANK [SEAL]

By:	/s/ E. Allen Schirmer
E. Allen Schirmer
Senior Vice President

VERSAR, INC.

By:	/s/ Cynthia Downes
	Name:	Cynthia Downes
	Title:	EVP, Treasurer & CFO

GEOMET TECHNOLOGIES, LLC

By:	/s/ Cynthia Downes
	Name:	Cynthia Downes
	Title:	VP & Treasurer

VERSAR INTERNATIONAL, INC.

By:	/s/ Cynthia Downes
	Name:	Cynthia Downes
	Title:	VP & Treasurer

2

CHARRON CONSTRUCTION CONSULTING INCORPORATED

By:	/s/ Cynthia Downes
	Name:	Cynthia Downes
	Title:	VP & Treasurer

GEO-MARINE, INC.

By:	/s/ Cynthia Downes
	Name:	Cynthia Downes
	Title:	VP & Treasurer

J.M. WALLER ASSOCIATES, INC.

By:	/s/ Cynthia Downes
	Name:	Cynthia Downes
	Title:	VP & Treasurer

3